                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      BAY VIEW CAPITAL CORPORATION                       BAY VIEW CAPITAL I
     ----------------------------                  ----------------------------
     (Exact name of registrant as                   (Exact name of registrant
       specified in its charter)                   as specified in its charter)


    DELAWARE               94-3078031               DELAWARE               APPLIED FOR
---------------       -------------------       ----------------       -------------------
(State or other         (I.R.S. Employer        (State or other         (I.R.S. Employer
jurisdiction of       Identification No.)       jurisdiction of        Identification No.)
incorporation or                                incorporation or
 organization)                                   organization)

             1840 GATEWAY DRIVE                              1840 GATEWAY DRIVE
         SAN MATEO, CALIFORNIA 94404                     SAN MATEO, CALIFORNIA 94404
               (650) 573-7300                                  (650) 573-7300
       -------------------------------                 -------------------------------
        (Address, including ZIP Code,                   (Address, including ZIP Code,
       and telephone number, including                 and telephone number, including
         area code, of (registrant's                     area code, of (registrant's
        principal executive offices)                    principal executive offices)

     Securities to be registered pursuant to Section 12(b) of the Act: None

     If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [_]

     If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [_]

     Securities to be registered pursuant to Section 12(g) of the Act:

___% Cumulative Capital Securities of Bay View Capital I

___% Junior Subordinated Deferrable Interest Debentures of Bay View Capital
     Corporation

     Bay View Capital Corporation guarantee with respect to the ___% Cumulative Capital Securities of Bay View Capital I

Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     The information required by this item is set forth under the captions "Description of the Capital Securities" "Description of the Guarantee" and "Description of the Debentures" in the prospectus supplement filed by the Registrants with the Commission on December 7, 1998 pursuant to Rule 424(b)under the Securities Act of 1933, as amended, which information is incorporated herein by reference.

Item 2.  EXHIBITS

     1. Certificate of Trust of Bay View Capital I (incorporated herein by reference to Exhibit 4(j) to the Registrants' Registration Statement on Form S-3 filed with the Commission on September 30, 1998
         (File No. 333-64877)).

     2. Trust Agreement of Bay View Capital I (incorporated herein by reference to Exhibit 4(l) to the Registrants' Registration Statement on Form S-3 filed with the Commission on September 30, 1998 (File No. 333-64877)).

     3. Form of Amended and Restated Declaration of Trust of Bay View Capital I (incorporated herein by reference to Exhibit 4(n) to the Registrants' Registration Statement on Form S-3 filed with the Commission on September 30, 1998 (File No. 333-64877)).

     4. Form of Guarantee Agreement with respect to the Capital Securities (incorporated herein by reference to Exhibit 4(p) to the Registrants' Registration Statement on Form S-3 filed with the Commission on September 30, 1998 (File No. 333-64877)).

     5. Form of Indenture with respect to Bay View Capital Corporation's Junior Subordinated Deferrable Interest Debentures due December 31, 2028 (the "Debentures") (incorporated herein by reference to Exhibit 4(e) to the Registrants' Registration Statement on Form S-3 filed with the Commission on September 30, 1998 (File No. 333-64877)).

     6. Form of First Supplemental Indenture with respect to the Debentures (filed herewith).

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            BAY VIEW CAPITAL CORPORATION


DATE: December 15, 1998                     By: /s/ Robert J. Flax
                                               --------------------------------
                                               Robert J. Flax
                                               Executive Vice President,
                                                 General Counsel and Secretary


                                            BAY VIEW CAPITAL I


                                            By: /s/ Robert J. Flax
                                               --------------------------------
                                               Robert J. Flax
                                               Trustee

                                       3